UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 7, 2026

Carnival Corporation Ltd.	Carnival plc
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)
Bermuda	England and Wales
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)
001-9610	001-15136
(Commission File Number)	(Commission File Number)
59-1562976	98-0357772
(IRS Employer Identification No.)	(IRS Employer Identification No.)
3655 N.W. 87th Avenue Miami, Florida 33178-2428	Carnival House, 100 Harbour Parade Southampton SO15 1ST, United Kingdom
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)
(305) 599-2600	011 44 23 8065 5000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)
None	None
(Former name or former address, if changed since last report.)	(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares ($0.01 par value)	CCL	New York Stock Exchange, Inc.

Indicate by check mark whether the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth companies  ☐

If emerging growth companies, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On May 7, 2026, Carnival Corporation and Carnival plc completed the unification of their dual listed company structure under a single company, Carnival Corporation Ltd., with Carnival plc as a UK subsidiary of Carnival Corporation Ltd. (the “DLC Unification”). In addition, Carnival Corporation also migrated its jurisdiction of incorporation from the Republic of Panama to Bermuda and changed its name to “Carnival Corporation Ltd.” (the “Redomiciliation” and, together with the DLC Unification, the “DLC Unification and Redomiciliation Transactions”), in accordance with the terms of the Unification Agreement, dated February 20, 2026 (the “Unification Agreement”), between Carnival Corporation and Carnival plc.

As a result of the Redomiciliation, the shares of common stock of Carnival Corporation held by Carnival Corporation stockholders prior to the DLC Unification and Redomiciliation Transactions represent the same number of common shares, par value $0.01 per share, of Carnival Corporation Ltd. (each, a “Common Share”). The Common Shares are listed on the New York Stock Exchange (the “NYSE”) under the trading symbol “CCL.”

The listing of Carnival plc’s ordinary shares, $1.66 par value per share (the “Carnival plc Shares”), on the Official List of the UK Financial Conduct Authority (the “FCA”) and the admission to trading of the Carnival plc Shares on the London Stock Exchange (the “LSE”) were cancelled on May 7, 2026. Carnival plc also intends to deregister its securities pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as promptly as practicable following the delisting of Carnival plc securities from the NYSE. Following such deregistration, Carnival plc will no longer be required under Securities and Exchange Commission (“SEC”) rules and regulations to file periodic reports with the SEC in respect of such securities. Carnival plc will be re-registered as a private limited company shortly after the completion of the DLC Unification and Redomiciliation Transactions.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The DLC Unification and Redomiciliation Transactions were implemented by way of a Court-approved scheme of arrangement under Part 26 of the UK Companies Act 2006 (the “Scheme of Arrangement”) between Carnival plc and the holders of Carnival plc Shares subject to the scheme of arrangement (the “Scheme Shareholders”). Pursuant to the Scheme of Arrangement, all Carnival plc Shares (other than certain excluded shares) were acquired by Carnival Corporation, and each Scheme Shareholder is entitled to receive one Common Share for each Carnival plc Share held as of 6 p.m. (BST) on May 5, 2026. As a result, Carnival plc became a subsidiary of Carnival Corporation.

Upon consummation of the DLC Unification and Redomiciliation Transactions, and pursuant to the terms of the Amended and Restated Deposit Agreement (as amended to the date hereof, the “Deposit Agreement”) among Carnival plc, JPMorgan Chase Bank, N.A., as depositary, and the holders of American Depositary Shares (the “ADSs”), the Deposit Agreement was terminated, and all then-outstanding ADSs were exchanged for Common Shares of Carnival Corporation Ltd. on a one-for-one basis.

The Common Shares issued to Scheme Shareholders pursuant to the Scheme of Arrangement were issued in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 3(a)(10) of the Securities Act.

Concurrently with the consummation of the DLC Unification, Carnival Corporation migrated from the Republic of Panama to Bermuda and became an exempted company limited by shares under the name Carnival Corporation Ltd. Carnival Corporation’s existing third amended and restated articles of incorporation and third amended and restated by-laws (collectively, the “Existing Carnival Corporation Organizational Documents”) were replaced by the Memorandum of Continuance and the Bye-Laws of Carnival Corporation Ltd. (together, the “Carnival Corporation Ltd. Constitutional Documents”).

On May 6, 2026, Carnival Corporation and Carnival plc entered into an agreement (the “Termination Agreement”) to terminate the equalization and governance agreement, dated April 17, 2003, between Carnival Corporation and Carnival plc (the “Equalization Agreement”) upon the Scheme of Arrangement becoming effective. Upon termination of the Equalization Agreement and pursuant to the Termination Agreement, certain agreements and arrangements relating to the prior dual listed company structure terminated automatically or were terminated, including the SVE Special Voting Deed, the P&O Princess Deed of Guarantee, the Carnival Deed of Guarantee, the Carnival Corporation Deed of Guarantee, the Voting Trust Deed and the Pairing Agreement, each dated as of April 17, 2003.

The listing of Carnival plc Shares on the Official List of the FCA and the admission to trading of the Carnival plc Shares on the Main Market of the LSE were cancelled on May 7, 2026. In addition, the ADSs and trust shares of beneficial interest in the P&O Princess Special Voting Trust, which traded on the NYSE under the symbol “CUK,” were suspended from trading on the NYSE prior to the open of trading on May 7, 2026.

The foregoing description of the DLC Unification and Redomiciliation Transactions, the Unification Agreement and the Termination Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the Unification Agreement, a copy of which is incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K, and the Termination Agreement, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K, and each of which is incorporated by reference herein.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the Redomiciliation and the adoption of the Carnival Corporation Ltd. Constitutional Documents described in Item 2.01 above, the rights of holders of the Common Shares of Carnival Corporation Ltd. are no longer governed by the General Corporation Law of Panama and the Existing Carnival Corporation Organizational Documents, and are now governed by the Bermuda Companies Act 1981, as amended, and the Carnival Corporation Ltd. Constitutional Documents. The Memorandum of Continuance and the Bye-Laws of Carnival Corporation Ltd. are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated by reference herein.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the consummation of the DLC Unification and Redomiciliation Transactions, Carnival plc became a wholly-owned UK subsidiary of Carnival Corporation Ltd.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On May 7, 2026, in connection with the DLC Unification and Redomiciliation Transactions, Carnival Corporation migrated from the Republic of Panama to Bermuda and became an exempted company limited by shares under the name Carnival Corporation Ltd. and the Existing Carnival Corporation Organizational Documents were replaced by the Carnival Corporation Ltd. Constitutional Documents. The Memorandum of Continuance and the Bye-Laws of Carnival Corporation Ltd. are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated by reference herein.

In addition, upon the Scheme of Arrangement becoming effective, the articles of association of Carnival plc were amended to remove certain provisions related to the prior dual listed company structure.

Item 7.01	Regulation FD Disclosure.

On May 7, 2026, Carnival Corporation and Carnival plc issued a press release announcing the consummation of the DLC Unification and Redomiciliation Transactions. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 furnished therewith, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Unification Agreement, dated February 20, 2026, between Carnival Corporation and Carnival plc (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Carnival Corporation and Carnival plc, filed on February 20, 2026).

3.1	Memorandum of Continuance of Carnival Corporation Ltd.

3.2	Bye-Laws of Carnival Corporation Ltd.

4.1	Termination Agreement, dated May 6, 2026, between Carnival Corporation and Carnival plc.

99.1	Press release announcing the consummation of the DLC Unification and Redomiciliation Transactions.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARNIVAL CORPORATION LTD.		CARNIVAL PLC

By:	/s/ Enrique Miguez	By:	/s/ Enrique Miguez
Name:	Enrique Miguez	Name:	Enrique Miguez
Title:	General Counsel	Title:	General Counsel

Date: May 7, 2026		Date: May 7, 2026